                                                                   Exhibit 10.22

                            IVIVI TECHNOLOGIES, INC.

         UNSECURED CONVERTIBLE PROMISSORY NOTE AND COMMON STOCK WARRANTS

                             SUBSCRIPTION AGREEMENT

                                                               ________ __, 200_

[INVESTOR NAME]

Ladies and Gentlemen:

Ivivi Technologies, Inc., a New Jersey corporation (the "COMPANY"), hereby confirms its agreement with _________ (the "PURCHASER"), as set forth below.

          1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchaser an aggregate of: (i) $______ principal amount unsecured convertible promissory note ("NOTE") and (ii) warrants (the "WARRANTS") to purchase such number of shares of common stock, no par value per share, of the Company (the "COMMON STOCK") into which the Note is convertible as of the date of conversion of the Note. The Note shall be convertible into shares of Common Stock, as the case may be, in accordance with the terms of the Note, substantially in the form attached hereto as Exhibit A. The Warrants are exercisable into shares of Common Stock in accordance with the terms of the Warrant Certificate, substantially in the form attached hereto as Exhibit B (the "WARRANT CERTIFICATE").

          The Note, Warrants and the securities issuable upon the exercise or conversion of each of the foregoing, as the case may be, are sometimes herein collectively referred to as the "SECURITIES." This Agreement, the Note, and the Warrant Certificate are sometimes herein collectively referred to as the "TRANSACTION DOCUMENTS."

          The Securities will be offered and sold to the Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "SECURITIES ACT"), in reliance on exemptions therefrom.

          2. Representations and Warranties of the Company. The Company hereby represents, warrants, covenants and agrees with and to the Purchaser as follows:

          (a) The Company has been validly formed and legally exists as a corporation in good standing under the laws of the State of New Jersey. The Company has the full corporate power and authority to conduct its business as currently conducted, and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company (a "MATERIAL ADVERSE EFFECT"). As of the date hereof, the Company does not have, directly or indirectly, any subsidiaries.

          (b) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock. As of the date hereof, 2,920,000 shares of Common Stock are issued and outstanding, and all such shares of Common Stock are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date hereof, (i) options to purchase 784,200 shares of Common Stock, (ii) warrants to purchase 1,115,394 shares of Common Stock, (iii) the 2004 Private Offering Notes (as defined herein) in the aggregate principal amount of $3,637,500 and (iv) the 2005 Private Offering Notes (as defined herein) in the aggregate principal amount of $2,450,000, are issued and outstanding. Under the terms of the 2004 Private Offering Notes and the 2005 Private Offering Notes, the number of shares of Common Stock issuable upon conversion thereof and upon the exercise of the warrants issued in connection therewith will increase by 2% for each 30-day period, or portion thereof, after March 1, 2005 and June 30, 2005, respectively, that the registration statement in connection with an initial public offering of Common Stock is not declared effective.

          (c) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and except further as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally.

          (d) None of the Subscription Agreement, Note, Warrant Certificate, or other documents required in connection with the sale of the Securities hereunder, contain or will contain any untrue statement of a material fact made by the Company.

          (e) The issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered in accordance with the terms hereof, the Transaction Documents will be duly executed, issued and delivered by the Company and will constitute valid and legal obligations of the Company enforceable against the Company in accordance with their respective terms and, in each case, will not be subject to preemptive or other similar rights, shall be free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS"). The Company will, at all times while the Notes and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion in full of the Notes and upon exercise of the Warrants. The shares of Common Stock, when issued in accordance with the Notes and Warrants, and upon receipt by the Company of the consideration set forth therein, shall have been duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens.

          (f) The execution, delivery and performance of this Agreement and all other Transaction Documents to be entered into by the Company, and the consummation of the transactions contemplated hereby and thereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not:
(i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the Certificate of Incorporation, Bylaws or other governing documents of the Company, (ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) except as set forth on Schedule 2(f), violate, constitute, or result in, a material default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or material breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which the Company is or will be a party or by which the Company or any of its properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or its activities or properties.

          (g) Except as set forth on Schedule 2(g), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person (as defined herein) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of: (i) one or more registration statements with the SEC meeting the requirements set forth in this Agreement and covering the resale of the shares of Common Stock, (ii) the applications to a securities exchange, market or other quotation system for the listing therewith of the Common Stock, (iii) applicable blue sky filings and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in
(i)-(v) of this Section are, collectively, the "REQUIRED APPROVALS"). A "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          (h) The Company (i) is not in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation of any order of any court, arbitrator or governmental body, or
(iii) is not in violation of any law, statute, rule, regulation, ordinance, directive, judgment or decree of any governmental authority, foreign and domestic, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above as has not been waived pursuant to an effective waiver.

          (i) Since March 31, 2004, except as specified in the Financial Statements, as set forth in reports filed with the SEC by ADM Tronics Unlimited, Inc. ("ADM TRONICS") pursuant to the Securities Exchange Act of 1934, as amended or as set forth on Schedule 2(i)(1), and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect, (i) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice, (y) liabilities incurred in connection with the sale of securities in the Private Offerings (as defined herein), and (z) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and (iii) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of Common Stock. For purposes of this Agreement, the term "FINANCIAL STATEMENTS" shall mean (a) the unaudited financial statements of the Company as of and for the fiscal years ended March 31, 2005 and

March 31, 2004 and (b) the unaudited financial statements of the Company as of and for the three-month period ended June 30, 2005, attached hereto as Schedule 2(i)(2).

          (j) Except as set forth on Schedule 2(j), there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect. To the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated, and the defense of all such proceedings, litigation and arbitration against or involving the Company could not reasonably be expected to have a Material Adverse Effect.

          (k) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (l) Except in connection with (i) the Company's joint note offering (the "2004 PRIVATE OFFERING") with ADM Tronics, pursuant to which the Company, together with ADM Tronics, raised gross proceeds of $3,637,500 through the sale of joint unsecured convertible notes and warrants, which was completed in December 2004 (collectively, the "2004 PRIVATE OFFERING NOTES"), (ii) the Company's joint note offering (the "2005 PRIVATE OFFERING" and together with the 2004 Private Offering, the "PRIVATE OFFERINGS") with ADM Tronics, pursuant to which the Company, together with ADM Tronics, raised gross proceeds of an additional $2,450,000 through the sale of joint unsecured convertible notes and warrants, which was completed in February 2005 (collectively, the "2005 PRIVATE OFFERING NOTES"), (iii) the offering of the Securities and (iv) the proposed public offering contemplated by the Company, neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) (collectively, "AFFILIATES") has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Act with the offer and sale of the Securities pursuant to this Agreement.

          (m) Except in connection with the Private Offerings, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority which has not been satisfied. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

          (n) Except as set forth on Schedule 2(n), there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of its family members.

          (o) The Company maintains insurance in such amounts and covering such risks as it reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect. There are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the businesses, except for such failure to renew which, singly or in the aggregate, would not have a Material Adverse Effect.

          (p) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated. The Company has good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens and encumbrances, except such as do not (individually or in the aggregate) materially adversely affect the business or prospects of the Company. Any real property and buildings held under lease or sublease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any written notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

          (q) The Company: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "INTELLECTUAL PROPERTY") necessary for the conduct of its business as being conducted, and (ii) does not believe that the conduct of its businesses does or will conflict with, and has not received any written notice of any claim of conflict with, any such right of others. Except as set forth on Schedule 2(q), to the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the applicable entity. Except as set forth on Schedule 2(q), the Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company. To the Company's knowledge, after due investigation, except as set forth on Schedule 2(q), there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

          (r) Except as set forth on Schedule 2(r), and except for such matters that, individually or in the aggregate, would not have a Material Adverse
Effect:

               (i) The Company is, and has been, in material compliance with all Environmental Laws (as defined below), and the Company has not received any: (A) written communication that alleges that the Company is in violation of, or has liability under, any Environmental Law, (B) written request for information pursuant to any

     Environmental Law, or (C) written notice regarding any requirement that is proposed for adoption or implementation under any Environmental Law and that would be applicable to the operations of the Company;

               (ii) (A) the Company has obtained, if required, and is in material compliance with all material permits, licenses and governmental authorizations pursuant to all Environmental Laws (collectively, "ENVIRONMENTAL PERMITS") necessary for their operations as currently conducted, (B) all such Environmental Permits are valid and in good standing, and (C) the Company has not been advised in writing by any governmental entity or authority of any actual or potential change in the status or terms and conditions of any Environmental Permit;

               (iii) there are no Environmental Claims pending or, to the knowledge of the Company, threatened, against the Company;

               (iv) there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against the Company or against any person whose liabilities for such Environmental Claims the Company has, or may have, retained or assumed, either contractually or by operation of law; and

               (v) (A) the Company has not retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any Environmental Claim against the Company, and (B) to the knowledge of the Company, no Environmental Claims are pending against any person or entity whose liabilities for such Environmental Claims the Company has, or may have, retained or assumed, either contractually or by operation of law.

     As used in this Agreement, the terms: (A) "ENVIRONMENTAL CLAIM" means any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, investigations, proceedings or notices of violation by or from any person or entity alleging liability of whatever kind or nature arising out of, based on or resulting from (y) the presence or release of, or exposure to, any Hazardous Materials at any location; or (z) the failure to comply with any Environmental Law; (B) "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, rules, regulations, orders, decrees, judgments, legally binding agreements or Environmental Permits issued, promulgated or entered into by or with any governmental entity or authority, relating to pollution, natural resources or protection of endangered or threatened species, human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata); (C) "HAZARDOUS MATERIALS" means
(y) any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, urea formaldehyde foam insulation and polychlorinated biphenyls; and (z) any other chemical, material, substance or waste that in relevant form or concentration is prohibited, limited or regulated under any Environmental Law; and (D) "RELEASE" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

          (s) The Company has accurately prepared and timely filed (or filed within any applicable extensions) all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company's most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

          (t) Neither the Company has, nor any director, officer, agent, employee or other person acting on behalf of the Company has in the course of his actions for or on behalf of the Company, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company has not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

          (u) No labor disturbance by the employees of the Company currently exists or, to the best of the Company's knowledge, is likely to occur.

          (v) The Company has not offered the Securities to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products or services.

          (w) The Company is not, and, at all times up to and including consummation of the transactions contemplated by this Agreement, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not, and, at all times up to and including consummation of the transactions contemplated by this Agreement, will not be, an entity "controlled" by an "investment company" within the meaning of such act.

          3. Purchase, Sale and Delivery of the Securities; Maxim Fees. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and Purchaser agrees to purchase from the Company the Note and the Warrants in the amounts shown on the signature page hereto. In connection with the purchase and sale of the Securities, Maxim Group LLC ("MAXIM"), acting as broker in the transactions contemplated herein will be entitled to receive a cash commission of __% of the principal amount of Notes sold herein ("CASH COMMISSION").

          The closing of the transactions described herein (the "CLOSING") shall take place at a time and on a date (the "CLOSING DATE") to be specified by the parties, which will be no later than 5:00 p.m. (eastern time) on November __, 2005. On the Closing Date, the Company shall deliver: (a) Notes, in definitive form, in the principal amount the Purchaser has agreed to purchase set forth on the signature page hereto, as well as the Warrant Certificates, in definitive form, in the names and amounts set forth on the signature page hereto, (b) to Maxim the Cash Commission by wire transfer of immediately available funds to an account of Maxim designated by it in writing, and (c) the Subscription Agreement executed on behalf of the Company. On the Closing Date, the Purchaser shall deliver (i) $_____ by wire transfer of immediately available funds to an account previously designated by the Company in writing, and (ii) the Subscription Agreement duly executed on behalf of the Purchaser. The Closing will occur when all documents and instruments necessary or appropriate to effect the transactions contemplated above are exchanged by the parties and all actions taken at the Closing will be deemed to be taken simultaneously.

          4. Certain Additional Covenants of the Company. The Company hereby covenants and agrees with the Purchaser as follows:

               (a) The Company shall timely file a Form D (or equivalent form required by applicable state law) if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Purchaser promptly after such filing.

               (b) The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock which are issuable upon conversion of the Notes and upon exercise of the Warrants.

               (c) The Company shall promptly list all Common Stock issuable upon the exercise or conversion, as the case may be, of the Notes and the Warrants, as such shares are issued on the securities exchange, market or other quotation system on which the Common Stock is then listed or traded, if any, and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. Once listed, the Company shall use commercially reasonable efforts to maintain the Common Stock's authorization for listing on a securities exchange, market or other quotation system on which the common stock is then listed or traded. The Company shall promptly provide to the Purchaser copies of any notices it receives from a securities exchange, market or other quotation system on which the Common Stock is then listed or traded regarding the continued eligibility of the Common Stock for listing on such a securities exchange, market or other quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

               (d) Each of the Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

               (e) The Company acknowledges that the issuance of Common Stock will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of Common Stock in accordance with the terms of and with respect to the Notes and the Warrants is unconditional and absolute regardless of the effect of any such dilution.

               (f) The Company shall not intentionally perform any act that if performed, or intentionally omit to perform any act that, if omitted to be performed, would prevent or excuse the performance of the Transaction Documents or any of the transactions contemplated hereby or thereby or the benefits intended to be secured thereby by the Purchaser, without the consent of the Purchaser.

               (g) Except in connection with the Management Services Agreement, dated August 15, 2001, among the Company, ADM Tronics and certain subsidiaries of ADM Tronics, as amended, or the Amended and Restated Manufacturing Agreement, dated February 10, 2005, among the Company, ADM Tronics and certain subsidiaries of ADM Tronics, as each may be amended, modified or otherwise supplemented from time to time, the Company will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an Affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an Affiliate, except upon fair and reasonable terms under circumstances as determined by the Company, as applicable, in good faith, taking into account all of the facts and circumstances of such agreement or arrangement, and except for existing intercompany debt or transaction with or between the Company, ADM Tronics or any of their respective subsidiaries, if any, and payments and benefits to officers and directors in their capacities as such in the ordinary course of business, consistent with past practices.

               (h) The Company will use its reasonable best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Securities.

          5. Conditions of the Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

               (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; and the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

               (b) None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or any Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.

          6. Representations and Warranties of the Purchaser.

               (a) The Purchaser represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Notes and the Warrants, and the shares of Common Stock issuable upon conversion or exercise thereunder, as the case may be) are being acquired for its own account for investment and with no intention of distributing or reselling such Securities or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Securities under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, the Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Securities.

               (b) The Purchaser understands that the Securities (including the Notes and the Warrants and shares of Common Stock issuable upon conversion or exercise thereunder, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except: (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          The Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Notes and the Warrant Certificates and the certificates representing the shares of Common Stock issuable upon conversion or exercise thereunder, as the case may be):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

The legend set forth above may be removed from the certificate representing the Securities if and when the Securities represented by such certificate is disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws, such legends are no longer required under applicable requirements of the Securities Act. The Notes and the Warrant Certificates and certificates representing the shares of Common Stock issuable upon conversion or exercise thereunder, as the case may be, shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. The Purchaser agrees that, in connection with any transfer of the Securities by it pursuant to an effective registration statement under the Securities Act, the Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Notes or the Warrants or the shares of Common Stock issuable upon conversion or exercise thereunder, as the case may be.

               (c) The Purchaser is a qualified institutional buyer within the meaning of Rule 144A promulgated under the Securities Act or an institutional accredited investor within the meaning of Black Box, Incorporated (See SEC No-Action Letter to Black Box Incorporated, Publicly Available June 26, 1990) and Squadron, Ellenoff, Pleasant & Lehrer (See SEC No-Action Letter to Squadron, Ellenoff, Pleasant & Lehrer, Publicly Available February 28, 1992). The Purchaser did not learn of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

               (d) The Purchaser represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

               (e) The Purchaser represents and warrants to the Company that:
(i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

               (f) The Purchaser represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, or controlling persons has taken, or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock.

               (g) The Purchaser acknowledges that it or its representatives have been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of such information.

               (h) The Purchaser represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Transaction Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("THIRD PARTY REPORTS"). The Purchaser understands and acknowledges that: (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

               (i) The Purchaser understands and acknowledges that: (i) any forward-looking information included the information supplied to Purchaser by the Company or its management is subject to risks and uncertainties; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

               (j) The Purchaser understands and acknowledges that: (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

          7. Covenants of the Purchaser.

               (a) The Purchaser, on behalf of itself and its Affiliates, hereby covenant and agree not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Note or the exercise of the Warrants.

               (b) The Purchaser will enter into a lock-up agreement with respect to the resale of the Common Stock underlying the Securities in connection with an initial public offering of the Common Stock, pursuant to which the Purchaser be prohibited from selling, contracting to sell or otherwise disposing of any shares of Common Stock or other securities of the Company, without the prior written consent of Maxim, for such period immediately following the consummation of the Company's initial public offering of Common Stock as is required by Maxim; provided, that such period is no longer than the period for which each officer and/or director of the Company is prohibited from selling, contracting to sell or otherwise disposing of any his or her shares of Common Stock or other securities of the Company immediately following the consummation of such initial public offering.

          8. Termination.

               (a) This Agreement may be terminated in the sole discretion of the Company by notice to Purchaser if at the Closing Date:

                    (i) the representations and warranties made by the Purchaser in Section 6 are not true and correct in all material respects; or

                    (ii) as to the Company, the sale of the Securities hereunder
(i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

               (b) This Agreement may be terminated by the Purchaser by notice to the Company in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

               (c) This Agreement may be terminated by mutual written consent of all parties.

          9. Registration. The Purchaser shall have the registration rights set forth on Exhibit C attached hereto.

          10. Indemnification.

          (a) The Company agrees to indemnify and hold harmless the Purchaser and Maxim, its respective officers, directors, employees, stockholders, agents, legal counsel and affiliates, and any person acting on behalf of the Purchaser or Maxim, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by the Company to fulfill any of the terms and conditions of the Transaction Documents, or by reason of any breach of the representations and warranties made by the Company herein or in any other Transaction Document. All representations, warranties and covenants of each of Purchaser and the Company contained herein shall survive the acceptance of this subscription.

          (b) The Purchaser agrees to indemnify and hold harmless the Company and Maxim, its respective officers, directors, employees, stockholders, agents, legal counsel and affiliates, and any person acting on behalf of the Company or Maxim, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by the Purchaser to fulfill any of the terms and conditions of the Transaction Documents, or by reason of any breach of the representations and warranties made by the Purchaser herein or in any other Transaction Document. All representations, warranties and covenants of each of the Purchaser and the Company contained herein shall survive the acceptance of this subscription.

          11. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing: (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser, to the address set forth for such party on the signature page hereto.

               If to the Company:

               Ivivi Technologies, Inc.
               224-S Pegasus Ave.
               Northvale, New Jersey 07647
               Attn: President
               Tel: (201) 784-8168; Fax: (201) 784-0620

               or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

               Steven M. Skolnick, Esq.
               Lowenstein Sandler PC
               65 Livingston Avenue
               Roseland, New Jersey 07068

               Tel: (973) 597-2500; Fax: (973) 597-2477

          All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day followed by overnight delivery, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

          12. Survival Clause. The respective representations, warranties, agreements and covenants of the Company and the Purchaser set forth in this Agreement shall survive the Closing Date.

          13. Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Notes or the Warrants, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

          14. Successors. This Agreement shall inure to the benefit of and be binding upon Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

          15. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          16. Entire Agreement. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

          17. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

          18. Governing Law; Jurisdiction. This Agreement, and all matters arising directly or indirectly here from, shall be governed by and construed in accordance with the laws of the State of New Jersey, notwithstanding the choice of law or conflicts of law principles thereof. Each of the parties hereto hereby
(i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the District of New Jersey or the Superior Court of New Jersey (and of the appropriate appellate courts therefrom) in connection with any suit, action or other proceeding arising out of or relating to this Agreement, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, and (iii) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 11.

          19. Counterparts. This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank.]

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchaser.

Very truly yours,

Ivivi Technologies, Inc.


By:
    ---------------------------------
    Name:
          ---------------------------
    Title:
           --------------------------

ACCEPTED AND AGREED:

                                        ________________________________________
                                        (Name of Purchaser)


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Principal Amount of Note: $_____________

                                        Number of Warrants: ____________________

                                        Addresses for Notice to Purchaser:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

                                        with copy to:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

                                   Exhibit C

                               REGISTRATION RIGHTS

Ivivi Technologies, Inc. (the "Company") hereby grants to the Purchaser the registration rights set forth herein.

     1.   Definitions.

          Capitalized terms used herein without definition shall have the meanings given to such terms as set forth in the Subscription Agreement (the "Subscription Agreement"), dated as of ________ __, 200_, between the Company and the Purchaser party thereto. As used herein, the following terms shall have the following meanings:

          Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

          Commission: The U.S. Securities and Exchange Commission.

          Common Stock: The common stock, no par value per share, of the Company.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          Holder or Holders: Any holder of the Registrable Securities.

          Holders' Counsel: One firm of legal counsel designated in writing by the Holders and any permitted transferee or assignee thereof who agrees to become bound by the provisions hereof in accordance with
          Section 6 hereof and who holds Registrable Securities.

          Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          Registrable Securities: The shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon the exercise of the Warrants, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without any restriction, whichever is earlier.

          Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     2.   Registration Rights.

          (a) Demand Registration.

               The parties hereto hereby acknowledge that the Company has filed a Registration Statement on Form SB-2 in connection with the initial public offering of shares of the Common Stock ("IPO"). At the request of the Holders of a majority of the Registrable Securities following the nine-month anniversary of the consummation of the IPO, the Company shall, within forty-five (45) days of such request, file a Registration Statement covering the resale of the Registrable Securities, subject to customary underwriter cutbacks applicable to all holders of registration rights on a pro rata basis. Notwithstanding the foregoing, in the event that in connection with the IPO, the Securities and Exchange Commission (the "SEC") requires that such nine month period described above be extended for a longer period, the Holders agree that such period will be extended as required by the SEC.

          (b) Piggyback Registration.

               If at any time following the nine-month anniversary of the consummation of the IPO, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (other than registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public) and a Registration Statement covering the Registrable Securities is not then effective with the SEC, the Company shall give written notice thereof to Holders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of such Holder's Registrable Securities, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered ("PIGGYBACK REGISTRATION RIGHTS"), subject to customary underwriter cutbacks applicable to all holders of registration rights on a pro rata basis.

     3.   Registration Procedures.

          In connection with the registration obligations of the Company pursuant to the terms and conditions hereof, the Company shall:

          (a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto (other than in connection with the IPO), including documents incorporated by reference, the Company will furnish to the Holders covered by such Registration Statement (the "SELLING HOLDERS"), Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Selling Holders of at least a majority of the Registrable Securities (the "OBJECTING PARTY") shall object, pursuant to notice given to the Company prior to the filing of such amendment or supplement (the "OBJECTION NOTICE"). The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five (5) Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) use its commercially reasonable efforts to cause each Registration Statement relating to Registrable Securities filed with the Commission pursuant to Section 2 hereof to become effective and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earlier of (i) the date that is two (2) years after the last day of the calendar month following the month in which the Registration Statement is declared effective and (ii) the date on which the Registrable Securities are disposed of pursuant to the effective Registration Statement; as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective during the Registration Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

          (c) as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

          (d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder, Holders' Counsel or underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

          (e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

          (f) as promptly as practicable notify each Selling Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

          (h) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to Holders' Counsel;

          (j) cooperate with the Selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository Trust Company) representing securities sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Selling Holders may request and make available prior to the effectiveness of such Registration Statement a supply of such certificates;

          Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this
Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 3(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or (ii) the Advice.

     4.   Obligations of the Holders.

          (a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. An Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

          (b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c) Each Holder agrees that, upon receipt of any notice from the Company of either (i) the happening of an event pursuant to Section 3(f) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder's receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

     5.   Registration Expenses.

          (a) All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "REGISTRATION EXPENSES."

          (b) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Registrable Securities to be registered by each Holder.

     6.   Indemnification; Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

          (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 6(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

          (d) Contribution. If the indemnification from the indemnifying party provided for in this Section 6 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.

     6.   Transfer of Rights.

          The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee of the Registrable Securities; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

     7.   Amendment

          Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.